PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED NOVEMBER 26, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MAY 1, 2018

This Supplement updates information contained in the Prospectus and SAI for Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2018. Please keep this Supplement together with your Prospectus and SAI for future reference.

On November 16, 2018, the Company’s Board of Directors approved a modification to the terms of the Class C shares of each Fund, whereby in the month of the ten-year anniversary of the purchase date of a Fund’s Class C shares, such shares would become eligible for automatic conversion into Class A shares of the same Fund at net asset value (the “Conversion Feature”). The Conversion Feature will become effective on March 1, 2019.

Automatic conversions pursuant to the Conversion Feature will constitute tax-free exchanges for federal income tax purposes, and should not result in the recognition of a gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor regarding the state and local tax consequences of such conversions.

The Board of Directors also approved changes to the eligibility requirements for Class I shares, the minimum initial investment for Class I shares and the Funds’ exchange policies.  Shareholders may be eligible to exchange shares from one class for shares in a different class in the same Fund or in a different Fund.  For example, certain shareholders in Class A shares may be eligible to exchange shares for Class I shares at net asset value.

Prospectus

Page 26: The following paragraph is added after Class C share information:

Effective March 1, 2019, Class C shares are eligible to automatically convert to Class A shares of the same Fund.  Such conversion will constitute a tax-free exchange for federal income tax purposes.  See “Automatic Conversion of Class C Shares” in Choosing a Share Class below.

Page 26: The initial investment minimum for Class I shares is revised to $1,000.

Page 27: Tax Information.  The following paragraph is added to precede the existing paragraph:

The Internal Revenue Service (“IRS”) currently takes the position that a conversion or exchange of share classes of the same Fund is a non-taxable event. Such conversions or exchanges may be subject to state or local taxes. Conversions or exchanges of share classes between different Funds are generally taxable.  Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Page 45: Choosing a Share Class.  The following information replaces the Share Class information:

The Funds offer different classes: Class A shares, Class C shares and Class I shares.  Class A and Class C shares are available to retail investors.  Class I shares are only sold to institutional investors, as described below.  If you are a retail investor, you should consider buying:

•                  Class A shares if you are a longer-term investor.  There is a sales charge when you buy these shares, but the ongoing fees (annual 12b-1 fee no greater than 0.25% of average daily net assets) are lower than Class C shares.  A contingent deferred sales charge applies if you purchase $1 million or more of Class A shares and sell them within one year of purchase.  The minimum initial investment in Class A Shares is $1,000 ($500 for qualified plan accounts).

•                  Class C shares if you anticipate owning the shares for a shorter-term and your investment satisfies the minimum of $10,000.  Ongoing fees (annual 12b-1 fee no greater than 1.00% of average daily net assets) are higher than Class A shares.  Approximately ten years after purchase, Class C shares will be eligible to automatically convert to Class A shares of the same Fund.  Such conversion will be treated as a tax-free exchange for federal income tax purposes.  See “Automatic Conversion of Class C Shares” below.

Due to the higher fees, Class C shares may not be appropriate for retirement accounts.  There is no sales charge when you buy these shares, but there may be a sales charge when you sell them.  Investors may purchase Class C shares only for Fund accounts on which they have appointed a financial advisor or broker of record.

For additional information on the 12b-1 fees, please refer to Plans of Distribution on page 49.

Share Class Conversion

Automatic Conversion of Class C Shares

Effective March 1, 2019, Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”).  The automatic conversion pursuant to the Conversion Feature will generally occur on the 18th day of each month or, if the 18th day is not a business day, on the next business day (each, a “Conversion Date”).  If the tenth anniversary after a purchase of Class C shares falls on a Conversion Date, a shareholder’s Class C shares will be automatically converted on that date. If the tenth anniversary occurs between Conversion Dates, a shareholder’s Class C shares will be automatically converted on the next Conversion Date after such anniversary.

Automatic conversions pursuant to the Conversion Feature will be on the basis of the NAV (as defined below) per share, without the imposition of any sales charge (including a CDSC), fee or other charge.  All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.  Class C shares of a Fund acquired through a reinvestment of dividends and distributions will convert to Class A shares of the Fund on a Conversion Date based on the purchase date of the reinvestment transaction.

Class C shares held through a financial intermediary in existing omnibus accounts may be converted pursuant to the Conversion Feature by the financial intermediary once it is determined that the Class C shares have been held for the required holding period.  It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period as the Fund and its agents may not have detailed information as to how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible to automatically convert pursuant to the Conversion Feature.  In order to determine eligibility for automatic conversion in these circumstances, it is the responsibility of the shareholder or his or her financial intermediary to determine that the shareholder is eligible to exercise the Conversion Feature, and the shareholder or his or her financial intermediary may be required to maintain records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C shares.  A shorter holding period may also apply depending on the financial intermediary through which the shares are held.  Please refer to “Sales Charge Waiver Policies by Certain Intermediaries” elsewhere in the prospectus.  In some cases, Class C shares of certain shareholders may not be eligible for automatic conversion pursuant to the Conversion Feature as described above.  The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for automatic conversion.  Please consult with your financial intermediary if you have any questions regarding the Conversion Feature.

If you are eligible to purchase Class I (“Class I” or “Institutional Class”), you should consider buying:

•                  Class I shares. There is no sales charge when you buy these shares; the shares are not subject to a 12b-1 fee. The minimum initial investment for Class I shares is $1,000.  The ongoing fees are generally lower than Class A and Class C shares.

Class I shares are available for purchase only by the following institutional investors:

•                  Profit sharing, defined contribution and pension plans (including 401(k) or 403(b) but not including IRAs, SIMPLE, SEP or SARSEP plans), or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor or the Fund related to such plans or programs;

•                  A bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for which the financial institution is exercising investment discretion in purchasing Institutional Class shares;

•                  Registered investment advisors (RIAs) whose investments on behalf of clients consist solely of institutions and high net worth individuals whose assets are managed in accounts requiring Institutional Class shares; the use of Institutional Class shares is restricted to fee-only RIAs who are not affiliated, or associated, with a broker/dealer and who derive compensation exclusively from their advisory clients;

•                  Programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (a) such programs allow or require the purchase of Institutional Class shares; (b) a financial intermediary has entered into an agreement with the Distributor and/or the Fund allowing certain purchases of Institutional Class shares; and (c) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting or similar services, or (2) offers the Institutional Class shares through a no-commission network or platform; or

•                  Private investment vehicles including, but not limited to, foundations, charitable trusts, non-profit organizations and endowments;

•                  Current and retired officers, directors, and employees, and their immediate family members, of the Manager; and

•                  certain institutional investors and high net worth individuals who invest directly in the Class I shares, have completed an application and have been approved by the Fund for such investment.  Such institutional investors and high net worth individuals must retain Class I shares directly at the Fund, in their names.

Page 53: Exchanging Shares:  The first paragraph is replaced with the following:

You may generally exchange all or part of your shares for shares of the same class of another Fund without paying a front-end sales charge or a CDSC at the time of the exchange.  When exchanging Class C shares of one Fund for the same class of shares in other Funds, your new shares will be subject to the same CDSC as the shares you originally purchased.  The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.

In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the same Fund or another Fund, but such exchange may be subject to a sales charge for the new shares.  You may have to pay taxes on your exchange.

Please refer to the SAI for more details about the Funds’ exchange and conversion policies.  You do not pay sales charges on shares that you acquired through the reinvestment of dividends.

Page 59: After Payments to Financial Intermediaries, the following is added:

Class Conversion and/or Sales Charge Waiver Policies by Certain Intermediaries

Financial intermediaries may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule, eligibility requirements, or sales charge waiver policies in regards to the share Class conversions.  In these cases, certain shareholders may not be eligible to convert shares as described above.  However, these shareholders may be permitted to exchange their shares pursuant to the terms of the financial intermediary’s conversion policy.  Financial intermediaries will be responsible for making such exchanges in those circumstances.  Please consult with your financial intermediary if you have any questions regarding the share class conversions.

Raymond James

Effective March 1, 2019, the holding period for Class C shares held through a Raymond James platform or account will be limited to eight years from the time of purchase; any Class C shares held for eight years or greater will be auto-converted by Raymond James to the Class A shares.  Also effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end sales load waivers on Class A shares are available for (a) shares purchased in an investment advisory program; (b) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family); (c) employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James; (d) shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and (e) a shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, and C shares available for (a) death or disability of the shareholder; (b) shares sold as part of a systematic withdrawal plan as described in the prospectus; (c) return of excess contributions from an IRA Account; (d) shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½; (e) shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and (f) shares acquired through a right of reinstatement.

SAI

The following information is added under the heading “Exchanging” on page 33:

Exchanges of shares of one class of a Fund for shares of a different class of the same Fund generally will be tax-free for federal income tax purposes.  You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the same Fund or another Fund under certain circumstances, depending on such Program’s eligibility to purchase Institutional Class shares of that Fund.  Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load.  The exchange of Class A shares for Institutional Class shares of another Fund is subject to the Fund’s redemption fee.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until one year after the purchase of such Class A shares.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the same Fund or another Fund under certain circumstances, depending on such Program’s eligibility to purchase either Class A shares or Institutional Class shares of that Fund.  Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load.  The exchange of Class C shares for Class A shares or Institutional Class shares of another Fund is subject to the Fund’s redemption fee.  Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable

CDSC period has expired.  The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the same Fund.  Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, redemption fee, or other charge.

The following updates information appearing under the heading “Waiver of Initial Sales Charge of Class A Shares” on pages 34-35:

Further, the initial sales charge will not be charged to shares converted to Class A pursuant to the Conversion Feature; such shares will be exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date.  To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period.